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                                                                   EXHIBIT 99.1


I.   GOVERNMENTAL HEALTH CARE RECOVERY ACTIONS

          PEOPLE OF THE STATE OF CALIFORNIA, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. BC194217, Superior Court of California, County of Los Angeles (case filed 7/14/98). People seek injunctive relief and economic reimbursement with respect to damages allegedly caused by second-hand smoke.

          PEOPLE OF THE STATE OF CALIFORNIA, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 980-864, Superior Court of California, County of San Francisco (case filed 8/5/98). People seek injunctive relief and economic reimbursement with respect to damages allegedly caused by second-hand smoke.

          UNITED STATES OF AMERICA V. PHILIP MORRIS, INC., ET AL., Case No. 1:99CVO2496, USDC, District of Columbia (case filed 9/22/99). The United States of America seeks to recover health care costs paid for and furnished, and to be paid for and furnished, by the federal government through Medicare and otherwise, for lung cancer, heart disease, emphysema and other smoking-related illnesses

          REPUBLIC OF VENEZUELA V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 99-01943-CA-01, Circuit Court of the 11th Judicial Circuit, State of Florida, Miami-Dade County (case filed 1/27/99). The Republic of Venezuela seeks compensatory and injunctive relief for damages incurred by the Republic in paying for the Medicaid expenses of indigent smokers.

          THE STATE OF GOIAS, BRAZIL V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 99-24202-CA 02, Circuit Court of the 11th Judicial Circuit, State of Florida-Dade County (case filed 10/19/99). The State of Goias, Brazil seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

          COUNTY OF COOK V. PHILIP MORRIS, ET AL., Case No. 97L04550, Circuit Court, State of Illinois, Cook County (case filed 7/21/97). County of Cook seeks to obtain declaratory and equitable relief and restitution as well as to recover money damages resulting from payment by the County for smoking-related medical treatment for its citizens and health insurance for its employees.

          COUNTY OF WAYNE V. PHILIP MORRIS INCORPORATED, ET AL., USDC, Eastern District, Michigan. County of Wayne seeks to obtain damages, remediation through tobacco education and anti-addiction programs, injunctive relief, attorneys' fees and costs.

          CITY OF ST. LOUIS, ET AL. V. AMERICAN TOBACCO COMPANY, INC., ET AL., Case No. CV-982-09652, Circuit Court, State of Missouri, City of St. Louis, (case filed 12/4/98). City of St. Louis and area hospitals seek to recover past and future costs expended to provide healthcare to Medicaid, medically indigent, and non-paying patients suffering from smoking-related illnesses.

          COUNTY OF ST. LOUIS, MISSOURI V. AMERICAN TOBACCO COMPANY, INC., ET AL., Case No. 982-09705, Circuit Court, State of Missouri, City of St. Louis, (case filed 12/10/98). County seeks to recover costs from providing healthcare services to Medicaid and indigent patients, as part of the State of Missouri's terms as a party to the Master Settlement Agreement.

          ALLEGHENY GENERAL HOSPITAL, ET AL. V. PHILIP MORRIS, ET AL., Case No. 98-18956, Court of Common Pleas, State of Pennsylvania, Allegheny County (case filed 10/10/98). Hospitals seek to recover past and future costs expended to provide healthcare to Medicaid, medically indigent, and non-paying patients suffering from smoking-related illnesses.



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          COUNTY OF ALLEGHENY V. THE AMERICAN TOBACCO COMPANY, ET AL; Case No.
          99-365, USDC, Western District of Pennsylvania (case filed 3/12/99). County seeks equitable relief and economic reimbursement for moneys expended on payments for healthcare for smokers resident in the County.

          THE CROW CREEK SIOUX TRIBE V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. CV 97-09-082, Tribal Court of The Crow Creek Sioux Tribe, State of South Dakota (case filed 9/26/97). Indian tribe seeks equitable and injunctive relief for damages incurred by the tribe in paying for the expenses of indigent smokers.

          THE SISSETON-WAHPETON SIOUX TRIBE V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 030399, Tribal Court of the Sisseton-Wahpeton Sioux Tribe, State of North Dakota (case filed 2/3/99). Indian tribe seeks equitable and injunctive relief for damages incurred by the tribe in paying for the expenses of indigent smokers.

          REPUBLIC OF BOLIVIA V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 6949*JG99, District Court, State of Texas, Brazoria County, State of Texas (case filed 1/20/99). The Republic of Bolivia seeks compensatory and injunctive relief for damages incurred by the Republic in paying for the Medicaid expenses of indigent smokers.

          REPUBLIC OF GUATEMALA V. THE TOBACCO INSTITUTE, INC., ET AL., Case No. 1:98CV01185, USDC, District of Columbia (case filed 5/18/98). The Republic of Guatemala seeks compensatory and injunctive relief for damages incurred by the Republic in paying for the Medicaid expenses of indigent smokers.

          REPUBLIC OF NICARAGUA V. LIGGETT GROUP INC., ET AL., Case No. 98-2380 RLA, USDC, District of Puerto Rico (case filed 12/10/98). The Republic of Nicaragua seeks compensatory and injunctive relief for damages incurred by the Republic in paying for the Medicaid expenses of indigent smokers.

          REPUBLIC OF PANAMA V. THE AMERICAN TOBACCO COMPANY, INC., ET AL., Case No. 98-17752, Civil District Court, State of Louisiana, Orleans Parish (case filed 10/20/98). The Republic of Panama seeks compensatory and injunctive relief for damages incurred by the Republic in paying for the Medicaid expenses of indigent smokers.

          THE KINGDOM OF THAILAND V. THE TOBACCO INSTITUTE, INC., ET AL, Case No. H-99-0320, USDC, Southern District Texas (case filed 3/11/99). The Kingdom of Thailand seeks compensatory and injunctive relief for damages incurred by the Kingdom in paying for the Medicaid expenses of indigent smokers.

          THE STATE OF RIO DE JANERIO OF THE FEDERATED REPUBLIC OF BRAZIL V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. CV-32198, District of Angelina County , State of Texas (case filed 7/12/99). The State of Rio de Janerio of The Federated Republic of Brazil seeks compensatory and injunctive relief for damages incurred by the Republic in paying for the Medicaid expenses of indigent smokers.

          THE STATE OF SAO PAULO V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 20 00-02058, Civil District Court, Louisiana, Parish of Orleans (case filed 2/9/00). The State of Sao Paulo seeks reimbursement of the funds expanded on behalf of those injured by and addicted to Defendants' tobacco products.

          UKRAINE V. AMERICAN BRANDS, ET AL., Case No. 1:99CV03080, USDC, District of Columbia (case filed 11/19/99). Ukraine seeks compensatory and injunctive relief for damages incurred by the country in paying for the healthcare expenses of resident smokers.



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II.  THIRD-PARTY PAYOR ACTIONS

          UNITED FOOD AND COMMERCIAL WORKERS UNIONS, ET AL. V. PHILIP MORRIS, ET AL., Case No. CV-97-1340, Circuit Court of Tuscaloosa, Alabama (case filed 11/13/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          LABORERS' AND OPERATING ENGINEERS UTILITY AGREEMENT V. PHILIP MORRIS, ET AL., Case No. CIV97-1406 PHX, USDC, District of Arizona (case filed 7/29/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          ARKANSAS CARPENTERS HEALTH & WELFARE FUND V. PHILIP MORRIS, ET AL., Case No. LR-C-97-0754, USDC, Eastern District of Arkansas (case filed 9/4/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          BAY AREA AUTOMOTIVE GROUP WELFARE FUND, ET AL. V. PHILIP MORRIS, INC. ET AL., Case No. 994380, Superior Court of California, County of San Francisco (case filed 4/16/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          FIBREBOARD CORPORATION, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 791919-8, Superior Court of California, County of Alameda (case filed 11/10/97). Asbestos company seeks reimbursement for damages paid to asbestos victims for medical and other relief, which damages allegedly are attributable to the tobacco companies.

          NEWSPAPER PERIODICAL DRIVERS LOCAL 921 SAN FRANCISCO NEWSPAPER AGENCY HEALTH & WELFARE TRUST FUND V. PHILIP MORRIS, ET AL., Case No. 404469, Superior Court of California, County of San Mateo, (case filed 4/15/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          NORTHERN CALIFORNIA GENERAL TEAMSTERS SECURITY FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. 798492-9, Superior Court of California, County of Alameda (case filed 5/22/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          NORTHERN CALIFORNIA TILE INDUSTRY HEALTH & WELFARE TRUST FUND V. PHILIP MORRIS, INC., ET AL., Case No. 996822, Superior Court of California, County of San Francisco (case filed 5/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          OPERATING ENGINEERS LOCAL 12 HEALTH AND WELFARE TRUST V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. CV-97-7620 TJH, USDC, Central District of California (case filed 11/6/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its



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          participants and beneficiaries suffering from smoking-related illnesses.

          PIPE TRADES DISTRICT COUNCIL NO. 36 HEALTH AND WELFARE TRUST FUND V. PHILIP MORRIS, INC., ET AL., Case No. 797130-1, Superior Court of California, County of Alameda (case filed 4/16/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          SAN FRANCISCO NEWSPAPER PUBLISHERS AND NORTHERN CALIFORNIA NEWSPAPER GUILD HEALTH & WELFARE TRUST V. PHILIP MORRIS, INC., ET AL., Case No. 994409, Superior Court of California, County of San Francisco (case filed 4/17/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          SCREEN ACTORS GUILD - PRODUCERS HEALTH PLAN, ET AL. V. PHILIP MORRIS, ET AL., Case No. DC181603, Superior Court of California, County of Los Angeles (case filed 11/20/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          THE SEIBELS BRUCE GROUP, INC. V. R.J. REYNOLDS, ET AL, Case No. 300235, Superior Court of California, County of San Francisco (case filed 12/30/98). Insurance company seeks to recover equitable contribution from the tobacco industry defendants for the amount that has been, and will be paid by plaintiff for past and future defense and indemnification costs.

          SIGN, PICTORIAL AND DISPLAY INDUSTRY WELFARE FUND V. PHILIP MORRIS, INC., ET AL., Case No. 994403, Superior Court of California, County of San Francisco (case filed 4/16/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          STATIONARY ENGINEERS LOCAL 39 HEALTH & WELFARE TRUST FUND V. PHILIP MORRIS, ET AL., Case No. C-97-1519-DLJ, USDC, Northern District of California (case filed 4/25/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          TEAMSTERS BENEFIT TRUST V. PHILIP MORRIS, ET AL., Case No. 796931-5, Superior Court of California, County of Alameda (case filed 4/20/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          UA LOCAL NO. 159 HEALTH AND WELFARE TRUST FUND V. PHILIP MORRIS, INC., ET AL., Case No. 796938-8, Superior Court of California, County of Alameda (case filed 4/15/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          UA LOCAL NO. 343 HEALTH AND WELFARE TRUST FUND V. PHILIP MORRIS, INC., ET AL., Case No. 796956-4, Superior Court of California, County of Alameda. Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.



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          UA LOCAL NO. 393 HEALTH AND WELFARE TRUST FUND V. PHILIP MORRIS, INC.,
          ET AL., Case No. 798474-3, Superior Court of California, County of Alameda (case filed 5/21/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          UA LOCAL NO. 467 HEALTH AND WELFARE TRUST FUND V. PHILIP MORRIS, INC., ET AL., Case No. 404308, Superior Court of California, County of San Mateo. Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          CONNECTICUT PIPE TRADES HEALTH FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. 397CV01305CT, USDC, District of Connecticut (case filed 7/17/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          HOLLAND, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. 1:98CV01716, USDC, District of Columbia (case filed 7/9/98). Asbestos company seeks reimbursement for damages paid to asbestos victims for medical and other relief, which damages allegedly are attributable to the tobacco companies.

          S.E.I.U. LOCAL 74 WELFARE FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. 1:98CV01569, USDC, District of Columbia (case filed 6/22/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          SERVICE EMPLOYEES INTERNATIONAL UNION HEALTH AND WELFARE TRUST FUND, ET AL. V. PHILIP MORRIS, INC. ET AL., Case No. 1:98CV00704, USDC, District of Columbia (case filed 3/19/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          SHEET METAL WORKERS TRUST FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. 1:99CVO2326, USDC, District of Columbia (case filed 8/31/99). Sheet Metal Workers Trust Fund seeks to obtain injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to their participants and beneficiaries suffering from smoking-related illnesses.

          RAYMARK INDUSTRIES, INC. V. BROWN & WILLIAMSON, ET AL., Case No. 1:97-CV-2711-RCF, USDC, Northern District of Georgia (case filed 11/5/97). Asbestos company seeks reimbursement for damages paid to asbestos victims for medical and other relief, which damages allegedly are attributable to the tobacco companies.

          ARKANSAS BLUE CROSS AND BLUE SHIELD, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 98 C 2612, USDC, Northern District of Illinois (case filed 5/22/98). Seven Blue Cross/Blue Shield plans seek injunctive relief and economic reimbursement to recover moneys expended by healthcare plans to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          CENTRAL ILLINOIS LABORERS HEALTH & WELFARE TRUST FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-L516, USDC, Southern District of Illinois (case filed 5/22/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.




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          CENTRAL STATES JOINT BOARD HEALTH & WELFARE FUND V. PHILIP MORRIS, ET
          AL., Case No. 97L12855, USDC, Northern District of Illinois (case filed 10/30/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          INTERNATIONAL BROTHERHOOD OF TEAMSTERS, LOCAL 734 HEALTH & WELFARE TRUST FUND V. PHILIP MORRIS, ET AL., Case No. 97L12852, USDC, Northern District of Illinois (case filed 10/30/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          TEAMSTERS UNION NO. 142, ET AL. V. PHILIP MORRIS, ET AL., Case No. 71C019709CP01281, USDC, Northern District of Indiana (case filed 9/15/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Union Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          KENTUCKY LABORERS DISTRICT COUNCIL HEALTH & WELFARE TRUST FUND V. PHILIP MORRIS, ET AL., Case No.3-97-394, USDC, Western District of Kentucky (case filed 6/20/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Trust Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          ARK-LA-MISS LABORERS WELFARE FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-1944, USDC, Eastern District of Louisiana (case filed 6/20/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          MASSACHUSETTS LABORERS' HEALTH & WELFARE FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. C.A. 97-2892G, Superior Court of Massachusetts, Suffolk County (case filed 6/2/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          CARPENTERS & JOINERS WELFARE FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. 60,633-001, USDC, District of Minnesota (case filed 12/31/97). Health and Welfare Trust Plan seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          CONWED CORPORATION, ET AL. V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. C1-98-3620, District Court, Ramsey County, State of Minnesota (case filed 4/30/98). Plaintiffs operate several industrial plants in the state of Minnesota, and seek reimbursement for damages paid to asbestos victims for medical and other relief, which damages allegedly are attributable to the tobacco companies.

          GROUP HEALTH PLAN, INC., ET AL. V. PHILIP MORRIS, ET AL., Case No. 98-1036 DSD/JMM, USDC, Second Judicial District, Ramsey County, State of Minnesota (case filed 3/13/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          THOMAS, EZELL, ET AL. V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 96-0065, Circuit Court of Mississippi, Jefferson County (case filed 10/9/98). Plaintiffs in this putative personal injury class




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          action seek a judgment against both tobacco companies and asbestos companies, and represent all similarly situated adult smokers resident in the state of Mississippi. Owens Corning Fiberglass is also a plaintiff in this action and seeks reimbursement for damages paid to asbestos victims for medical and other relief, which damages allegedly are attributable to the tobacco companies.

          CONSTRUCTION LABORERS OF GREATER ST. LOUIS WELFARE FUND, Case No. 4:97CV02030ERW, USDC, Eastern District of Missouri (case filed 12/1/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          CONTRACTORS, LABORERS, TEAMSTERS & ENGINEERS HEALTH & WELFARE PLAN V. PHILIP MORRIS, INC. ET AL., Case No. 8:98CV364, USDC, District of Nebraska (case filed 8/17/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          NEW JERSEY CARPENTERS HEALTH FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-3421, USDC, District of New Jersey (case filed 10/7/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          BLUE CROSS AND BLUE SHIELD OF NEW JERSEY, ET AL. V. PHILIP MORRIS, INCORPORATED, ET AL., Case No. CV-98-3287(JBW), USDC, Eastern District of New York (case filed 4/29/98). Twenty-five health plans seek to recover moneys expended on healthcare costs purportedly attributed to smoking-related diseases caused by Defendants.

          DAY CARE COUNCIL-LOCAL 205 D.C. 1707 WELFARE FUND V. PHILIP MORRIS, ET AL., Case No. 606240/97, Supreme Court of New York, New York County (case filed 12/4/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          EASTERN STATES HEALTH AND WELFARE FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. 603869/97, Supreme Court of New York, New York County (case filed 7/28/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          FALISE V. THE AMERICAN TOBACCO CO., ET AL., Case No. CV 97-7640(JBW), USDC, Eastern District of New York (case filed 11/31/97). Asbestos company seeks reimbursement for damages paid to asbestos victims for medical and other relief, which damages allegedly are attributable to the tobacco companies.

          H.K. PORTER COMPANY, INC. V. B.A.T. INDUSTRIES, P.L.C., ET AL., Case No. 97-7658(JBW), USDC, Eastern District of New York (case filed 6/19/98). Asbestos company seeks reimbursement for damages paid to asbestos victims for medical and other relief, which damages allegedly are attributable to the tobacco companies.

          IBEW LOCAL 25 HEALTH AND BENEFIT FUND V. PHILIP MORRIS, ET AL., Case No. 122255/97, Supreme Court of New York, New York County (case filed 11/25/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.




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          IBEW LOCAL 363 WELFARE FUND V. PHILIP MORRIS, ET AL., Case No.
          122254/97, Supreme Court of New York, New York County (case filed 11/25/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          KEENE CREDITORS TRUST V. BROWN & WILLIAMSON TOBACCO CORP., ET AL., Case No. 606479/97, Supreme Court of New York, New York County (case filed 12/19/97). Asbestos company seeks reimbursement for damages paid to asbestos victims for medical and other relief, which damages allegedly are attributable to the tobacco companies.

          LABORERS' LOCAL 17 HEALTH BENEFIT FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. 98-7944, 2nd Circuit Court of Appeals, State of New York (case filed 7/17/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

          LOCAL 1199 HOME CARE INDUSTRY BENEFIT FUND V. PHILIP MORRIS, ET AL., Case No. 606249/97, Supreme Court of New York, New York County (case filed 12/4/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          LOCAL 1199 NATIONAL BENEFIT FUND FOR HEALTH & HUMAN SERVICES EMPLOYEES
          V. PHILIP MORRIS, ET AL., Case No. 606241/97, Supreme Court of New York, New York County (case filed 12/4/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          LOCAL 138, 138A & 138B INTERNATIONAL UNION OF OPERATING ENGINEERS WELFARE FUND V. PHILIP MORRIS, ET AL., Case No. 122257/97, Supreme Court of New York, New York County (case filed 11/25/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          LOCAL 840 INTERNATIONAL BROTHERHOOD OF TEAMSTERS HEALTH & INSURANCE FUND V. PHILIP MORRIS, ET AL., Case No. 122256/97, Supreme Court of New York, New York County (case filed 11/25/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          LONG ISLAND REGIONAL COUNCIL OF CARPENTERS WELFARE LOCAL 840 INTERNATIONAL BROTHERHOOD OF TEAMSTERS HEALTH & INSURANCE FUND V. PHILIP MORRIS, ET AL., Case No. 122258/97, Supreme Court of New York, New York County (case filed 11/25/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          NATIONAL ASBESTOS WORKERS MEDICAL FUND, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 98-1492, USDC, Eastern District of New York (case filed 3/23/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          PUERTO RICAN ILGWU HEALTH & WELFARE FUND V. PHILIP MORRIS, ET AL., Case No. 604785-97, Supreme Court of New York, New York County (case filed 11/25/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          RAYMARK INDUSTRIES, INC. V. BROWN & WILLIAMSON, ET AL., Case No. 98-CV-675, USDC, Eastern District of New York (case filed 5/21/98). Asbestos company seeks reimbursement for damages paid to asbestos victims for medical and other relief, which damages allegedly are attributable to the tobacco companies.

          UNITED FEDERATION OF TEACHERS WELFARE FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-CIV-4676, USDC, Southern District of New York (case filed 7/17/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          UNR ASBESTOS-DISEASE CLAIMS TRUST V. BROWN & WILLIAMSON, ET AL., Case No. 105152/99, Supreme Court of the State of New York, New York County (case filed 3/15/99). The Trust brings this action to recover contribution, indemnity and/or reimbursement from the tobacco defendants.

          STEAMFITTERS LOCAL UNION NO. 420 WELFARE FUND, ET AL. V. PHILIP MORRIS, INC, ET AL., Case No. 97-CV-5344, USDC, Eastern District of Pennsylvania (case filed 10/7/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          RHODE ISLAND LABORERS' HEALTH & WELFARE FUND V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 97-500L, USDC, District of Rhode Island (case filed 10/24/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          STEAMFITTERS LOCAL UNION NO. 614 HEALTH AND WELFARE FUND V. PHILIP MORRIS, ET AL., Case No. 92260-2, Circuit Court for the 30th Judicial District at Memphis, State of Tennessee (case filed 1/7/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          TEXAS CARPENTERS HEALTH BENEFIT FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. 1:97C0625, USDC, Eastern District of Texas (case filed 11/7/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          UTAH LABORERS' HEALTH AND WELFARE TRUST FUND, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 2:98CV403C, USDC, District of Utah, Central Division (case filed 6/11/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          ASSOCIATION OF WASHINGTON PUBLIC HOSPITAL DISTRICTS, ET AL V. PHILIP MORRIS INCORPORATED, ET AL, Case No. C98-1675, USDC, Western District of Washington (case filed 3/17/99). Public Hospital Districts seek injunctive relief and economic reimbursement to recover moneys expended in providing medical treatment to its patients suffering from smoking-related illnesses.

          NORTHWEST LABORERS-EMPLOYERS HEALTH & SECURITY TRUST FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. C97-849-WD, USDC, Western District of Washington (case filed 6/26/97). Health and Welfare Trust Fund seeks economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          REGENCE BLUESHIELD, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. C98-559R, USDC, Western District of Washington (case filed 4/29/98). Blue Cross/Blue Shield plans seek injunctive relief and economic reimbursement to recover moneys expended by healthcare plans to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          WEST VIRGINIA LABORERS' PENSION TRUST FUND V. PHILIP MORRIS, ET AL., Case No. 397-0708, USDC, Southern District of West Virginia (case filed 8/27/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          WEST VIRGINIA - OHIO VALLEY AREA I.B.E.W., ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 97-C-2135, USDC, Southern District of West Virginia (case filed 9/19/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

          MILWAUKEE CARPENTERS? DISTRICT COUNCIL HEALTH FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. 98CV002394, Circuit Court of Wisconsin, Milwaukee County (case filed 3/30/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

III. CLASS ACTION CASES

          CROZIER, ET AL. V. AMERICAN TOBACCO COMPANY, ET AL., Case No. CV 96-1508 PR, Circuit Court of Montgomery County, Alabama (case filed 8/2/96). This taxpayer class action seeks reimbursement of Medicaid expenses made by the government of the State of Alabama for smokers resident in Alabama allegedly injured by tobacco products.

          THE NAVAJO NATION V. PHILIP MORRIS, INCORPORATED, ET AL., Case No. WR-CV-449-99, District Court of the Navajo Nation, Judicial District of Window Rock, Arizona (case filed 8/11/99). The Navajo nation seeks civil penalties, damages, remediation through tobacco education and anti-addiction programs, injunctive relief, attorney's fees and cost.

          HANSEN, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. LR-C-96-881, USDC, Eastern District of Arkansas (case filed 4/4/97). This "addiction-as-injury" class action is brought on behalf of plaintiff and all similarly situated allegedly addicted smokers resident in Arkansas.

          BROWN, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 711400, Superior Court of California, County of San Diego (case filed 10/1/97). This class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in California.

          DANIELS, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 719446, Superior Court of California, County of San Diego (case filed 8/13/98). This class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in California.

          PECHANGA BAND OF LUISENO MISSION INDIANS, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. 725419, Superior Court of California, County of San Diego (case filed 10/30/98). This class action is brought on behalf of plaintiff tribe and all similarly situated American Indian smokers resident in California.

          SMOKERS FOR FAIRNESS, LLC, ET AL. V. THE STATE OF CALIFORNIA, ET AL., Case No. 7076751, Superior Court of California, County of San Diego (case filed 9/25/98). Plaintiffs bring this class action on behalf of all similarly situated adult smokers resident in the State of California.

          HARRIS, ET AL. V. BILL OWENS, ET AL., Case No. 99-S-953, USDC, District of Colorado (case filed 5/19/99). This class action is brought on behalf of all persons, including the estates of those deceased persons who received medical assistance paid for by Medicaid in Colorado for a smoking-related disease or illness whose claim for past and future medical expenses were assigned to the State of Colorado and whose claims were released by the State of Colorado in the Master Settlement Agreement entered between the State of Colorado and the Tobacco Company Defendants.

          REED, ET AL. V. PHILIP MORRIS, ET AL., Case No. 96-05070, Superior Court of the District of Columbia (case filed 6/21/96). This "addiction-as-injury" class action is brought on behalf of plaintiff and all similarly situated allegedly addicted smokers resident in the District of Columbia.

          ENGLE, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 94-08273 CA 20, Circuit Court, State of Florida, Dade County (case filed 5/5/94). This class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in Florida. The case was certified as a class action on October 31, 1994. Trial commenced in July 1998. In July 1999, the jury returned a verdict with respect to Phase I of the trial finding the companies liable on various tort, warranty and conspiracy theories, and determined a possible cause for punitive damages. Phase II of the trial, which is to include a compensatory damages trial as to three of the class representatives and a punitive damages trial as to the class, commenced on November 1, 1999.

          PETERSON, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 97-0490-02, First Circuit Court of the First Circuit, State of Hawaii (case filed 2/6/97). This "addiction-as-injury" class action is brought on behalf of plaintiff and all similarly situated allegedly addicted smokers resident in Hawaii.

          CLAY, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 97-4167-JPG, USDC, Southern District of Illinois (case filed 5/22/97). This "addiction-as-injury" class action is brought on behalf of plaintiff and all similarly situated allegedly addicted smokers resident in 34 states.

          CLEARY, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. 98 L06427, Circuit Court of the State of Illinois, Cook County (case filed 6/11/98). This class action is brought on behalf of plaintiff and all similarly situated smokers resident in Illinois.

          NORTON, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 48-D01-9605-CP-0271, Superior Court of Indiana, Madison County (case filed 5/3/96). This class action is brought on behalf of plaintiff and all similarly situated injured smokers resident in Indiana.

          BRAMMER, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 4-97-CV-10461, USDC, Southern District of Iowa (case filed 6/30/97). This "addiction-as-injury" class action is brought on behalf of plaintiffs and all similarly situated allegedly addicted smokers resident in Iowa.

          CASTANO, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 95-30725, USDC, Eastern District of Louisiana (case filed 3/29/94). This case was settled by Liggett and Brooke on March 12, 1996. Nationwide "addiction-as-injury" class action was decertified by the Fifth Circuit in May 1996.

          GRANIER, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., USDC, Eastern District of Louisiana (case filed 9/29/94). This case currently is stayed pursuant to a decision in CASTANO.

          YOUNG, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 2:97-CV-03851, Civil District Court, State of Louisiana, Orleans Parish (case filed 11/12/97). This class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in Louisiana.

          RICHARDSON, ET AL. V. PHILIP MORRIS, ET AL., Case No.
          96145050/CL212596, Circuit Court, Baltimore City, Maryland (case filed on 5/29/96). This "addiction-as-injury" class action is brought on behalf of plaintiff and all similarly situated allegedly addicted smokers resident in Maryland.

          BAKER, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No.97-703444-NP, Circuit Court of Michigan, Wayne County (case filed 2/4/97). This class action is brought on behalf of plaintiff and all similarly situated allegedly injured adult smokers resident in Michigan.

          TAYLOR, TERRY, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 97-715975, Circuit Court of Michigan, Wayne County (case filed 7/28/97). This class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in Michigan.

          COLLIER, ET AL. V. PHILIP MORRIS, ET AL., Case No. 1:98 cv 246RG, USDC, Southern District of Mississippi (case filed 6/5/98). This class action is brought on behalf of all non-smoking policemen and seamen employed in the United States who allegedly have been injured by exposure to second hand smoke.

          JACKSON, ET AL. V. R. J. REYNOLDS, ET AL., Case No., Circuit Court, State of Mississippi, Jefferson County. This class action seeks judgment from both the Tobacco Defendants and the Asbestos Defendants for joint and several liability.

          WHITE, HENRY LEE, ET AL. V. PHILIP MORRIS, ET AL., Case No. 5:97-CV-91BRS, Chancery Court of Mississippi, Jefferson County (case filed 4/24/97). This class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in Mississippi.

          BADILLO, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. CV-N-97-573-HDM (RAM), USDC, District of Nevada (case filed 11/4/97). This action is brought on behalf of all Nevada casino workers that allegedly have been injured by exposure to second-hand smoke.

          DIENNO, VITO AND MARTIN N. HALLNAN, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. CV-S-98-489-DWH (RLH), District Court, Clark County, Nevada (case filed 12/22/97). This class action is brought on behalf of all Nevada casino workers that allegedly have been injured by exposure to second-hand smoke.

          SELCER, ET AL. V. R.J. REYNOLDS, ET AL., Case No. CV-S-97-00334-PMP
          (RLH), USDC, District of Nevada (case filed 9/3/97). This class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in Nevada.

          AVALLONE, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. MID-L-4883-98, Superior Court of New Jersey, Middlesex County (case filed 5/5/98). This class action is brought on behalf of plaintiff and all similarly situated non-smokers allegedly injured from exposure to second hand smoke resident in New Jersey.

          CONSENTINO, ET AL. V. PHILIP MORRIS, ET AL., Case No. L-5135-97, Superior Court of New Jersey, Law Division, Middlesex County (case filed 5/21/97). This "addiction-as-injury" class action is brought on behalf of plaintiff and all similarly situated allegedly addicted smokers resident in New Jersey.

          PISCITELLO, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. 98-CIV-4613, Superior Court of New Jersey, Middlesex County (case filed 3/6/98). This "addiction-as-injury" class action is brought on behalf of plaintiff and all similarly situated allegedly addicted smokers resident in New Jersey.

          TEPPER AND WATKINS, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. BER-L-4983-97-E, Superior Court of New Jersey, Middlesex County (case filed 5/28/97). This class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in New Jersey.

          BERGERON, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. CV 99 6142, USDC, State of New York, Eastern District (case filed 10/8/99). This class action seeks is brought on behalf of the trustees and fiduciaries of the Massachusetts State Carpenters Health and Benefits Funds on behalf of themselves and other similarly situated trustees of Taft Hartley Health & Welfare funds.

          GEIGER, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Index No. 10657/97, Supreme Court of New York, Queens County (case filed 1/12/97). This class action is brought on behalf of plaintiff and all similarly situated injured smokers resident in New York.

          NWANZE, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-CIV-7344, USDC, Southern District of New York (case filed 10/17/97). This class action is brought on behalf of all prisoners nationwide that have allegedly been injured by exposure to second-hand smoke.

          STURGEON, ET AL. V. PHILIP MORRIS INC, ET AL., Case No CV 99 1998, USDC, Eastern District of New York (case filed 4/9/99), This class action is brought on behalf of plaintiffs seeking certification of a nationwide class under the applicable provisions of Rule 23 of the Federal Rules of Civil Procedure, on behalf of persons who have smoked defendant's cigarettes and who presently have a claim for injuries or damages, or wrongful death, arising from the smoking of defendants' cigarettes.

          CREEKMORE, ESTATE OF, ET AL. V. BROWN & WILLIAMSON TOBACCO CORPORATION, ET AL., Case No. 98 CV 03403, Superior Court of North Carolina, Buncombe County (case filed 11/19/98). This class action is brought on behalf of plaintiffs and all similarly situated allegedly injured smokers resident in North Carolina.

          NORTH CAROLINA REPUBLIC, ET AL. V. LIGGETT & MYERS, This class action demands compensation and seeks recovery of treble damages for injuries resulting from defendant(s) being found guilty of various crimes and/or misdemeanors pertaining to public health, including antitrust laws of the United States.

          STATE OF NORTH CAROLINA, EX REL. V, PHILIP MORRIS INCORPORATED, ET AL., Case No. 98 CVS 14377, General Court of Justice, Superior Court Division (case filed 11/5/99). Plaintiffs bring this class action for themselves and all others similarly situated constitute classes of citizens having direct and substantial interests and in the settlements between the State of North Carolina and the defendants.

          CHAMBERLAIN, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 1:96CV2005, USDC, Northern District of Ohio (case filed 8/20/97). This "addiction-as-injury" class action is brought on behalf of plaintiff and all similarly situated allegedly addicted smokers resident in Ohio.

          BARNES, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 96-5903, USDC, Eastern District of Pennsylvania (case filed 8/8/96). This "addiction-as-injury" class action is brought on behalf of plaintiff and all similarly situated allegedly addicted smokers resident in Pennsylvania.

          BROWN, REV. JESSE, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. 98-CV-5518, USDC, Eastern District of Pennsylvania (case filed 10/22/98). This civil rights class action is brought by several national African-American organizations, on behalf of all African-Americans resident in the United States who have smoked menthol cigarettes.

          SWEENEY, ET AL. V. AMERICAN TOBACCO COMPANY, ET AL., Case No. GD98-16226, Court of Common Pleas, State of Pennsylvania, Allegheny County (case filed 10/15/98). This class action is brought on behalf of all current smokers who began smoking prior to the age of eighteen resident in the State of Pennsylvania.

          AKSAMIT, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 6:97-3636-21, USDC, District of South Carolina, Greenville Division (case filed 11/24/97). This class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in South Carolina.

          NEWBORN, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-2938 GV, USDC, Western District of Tennessee (case filed 10/1/97). This class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in Tennessee.

          MASON, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 7-97CV-293-X, USDC, Northern District of Texas (case filed 12/23/97). This nationwide taxpayer class action seeks reimbursement of Medicare expenses made by the United States government.

          HERRERA, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 2:98-CV-00126, USDC, District of Utah (case filed 1/28/98). This class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers under the age of nineteen (at time of original filing) resident in Utah.

          JACKSON, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. 980901634PI, 3rd Judicial Court of Utah, Salt Lake County (case filed 3/10/98). This "addiction-as-injury" class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in Utah.

          INGLE, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-C-21-S, Circuit Court, State of West Virginia, McDowell County (case filed 2/4/97). This class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in West Virginia.

          MCCUNE V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 97-C-204, Circuit Court, State of West Virginia, Kanawha County (case filed 1/31/97). This "addiction-as-injury" class action is brought on behalf of plaintiff and all similarly situated allegedly addicted smokers resident in West Virginia.

          PARSONS, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 98-C-388, Circuit Court, State of West Virginia, Kanawha County (case filed 4/9/98). This class action is brought on behalf of all West Virginia residents having claims for injury arising from exposure to both cigarette smoke and asbestos fibers.

          WALKER, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 2:97-0102, USDC, Southern District of West Virginia (case filed 2/12/97). Nationwide class certified and limited fund class action settlement preliminarily approved with respect to Liggett and Brooke Group on May 15, 1997. Class decertified and preliminary approval of settlement withdrawn by order of district court on August 5, 1997, which order currently is on appeal to the Fourth Circuit.

          INSOLIA, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-CV-230-J, Circuit Court of Wisconsin, Rock County (case filed 4/4/97). This class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in Wisconsin.

          BOWDEN, ET AL. V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 98-0068-L, USDC, Western District of Virginia (case filed 1/6/99). This class action is brought on behalf of plaintiff and all similarly situated injured smokers resident in Virginia.

          FLETCHER, ET AL. V. BROOKE GROUP LTD., Civil Action No. 97-913, Circuit Court of Mobile County, Alabama (Case filed 3/19/97). Nationwide class of individuals alleging smoking-related claims. The limited fund settlement was preliminarily approved by the court in December 1998. Final approval of the limited fund settlement was denied on July 22, 1999. A motion for reconsideration of that order presently is pending.

  IV. INDIVIDUAL SMOKER CASES

          SPRINGER V. LIGGETT GROUP INC. AND LIGGETT & MYERS, INC., Case No. LR-C-98-428, USDC, Eastern District of Arkansas (case filed 7/19/98). Two individuals suing. Liggett only defendant.

          BAKER, ET AL V. SAFEWAY, INC., ET AL., Case No. 304532, Superior Court of California, County of San Francisco(case filed 6/28/99). Two individuals suing.

          COLFIELD, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. CIV S-98-1695, USDC, Eastern District of California (case filed 9/3/98). Eleven individuals suing.

          COOK, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. CIV. S-98-1698, USDC, Eastern District of California (case filed 9/2/98). Eight individuals suing.

          CRAYTON V. SAFEWAY, INC., ET AL., Case No. RDC 820871-0, Superior Court, Alameda County, California (case filed 1/18/00). One individual suing.

          DONALDSON, ET AL. V. RAYBESTOS MANHATTAN, INC., ET AL., Case No.998147, Superior Court of California, County of San Francisco (case filed 9/25/98). Two individuals suing.

          ELLIS V. THE AMERICAN TOBACCO CO., ET AL., Case No. 804002, Superior Court of California, County of Orange (case filed 1/13/99). One individual suing.

          GUZMAN, ET AL. V. PHILIP MORRIS TOBACCO COMPANY, ET AL., Case No. 300200, Superior Court of California, County of San Francisco (case filed 12/29/98). Four individuals suing.

          HELT, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. CIV S-98-1697, USDC, Eastern District of California (case filed 9/3/98). Eight individuals suing.

          JONES V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 812307, Superior Court, State of California, County of Orange (case filed 7/26/99). One individual suing.

          MAGGARD, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. CV779940, Superior Court, State of California, Santa Clara County (case filed 2/16/99). Two individuals suing.

          REIN V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 807453-1, Superior Court of California, County of Alameda (case filed 5/5/99). One individual suing.

          REYNOLDS, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. SC024107, Superior Court of California, County of Ventura (case filed 10/04/99) . Two individuals suing.

          ROBINSON, ET AL. V. RAYBESTOS-MANHATTAN, INC., ET AL., Case No. 996378, Superior Court of California, County of San Francisco (case filed 7/23/98). Two individuals suing.

          ROVAI V. RAYBESTOS-MANHATTAN, ET AL., Case No. 996380, Superior Court of California, County of San Francisco (case filed 7/23/98). One individual suing.

          SELLERS, ET AL. V. RAYBESTOS-MANHATTAN, ET AL., Case No. 996382, Superior Court of California, County of San Francisco (case filed 7/23/98). Two individuals suing.

          SHAFFER V. THE AMERICAN TOBACCO COMPANY, INC., ET AL., Case No. 99AD06057, Superior Court, Sacramento County, California (case filed 10/29/99). One individual suing.

          STERN, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. M37696, Superior Court of California, County of Monterey (case filed 4/28/97). Two individuals suing.

          ADAMS V. R.J. REYNOLDS, ET AL., Case No. 97 05442, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 4/10/97). Two individuals suing.

          ALLMAN V. LIGGETT GROUP INC., ET AL., Case No. 97-91348 CICI, Circuit Court of the 7th Judicial Circuit, State of Florida, Volusia County (case filed 6/2/97). Two individuals suing.

          ALTIERI V. PHILIP MORRIS, ET AL., Case No. CI 97-4289, Circuit Court of the 9th Judicial Circuit, State of Florida, Orange County (cased filed 8/12/97). One individual suing.

          ARMAND V. PHILIP MORRIS, ET AL., Case No. 97-31179-CICI, Circuit Court of the 7th Judicial Circuit, State of Florida, Volusia County (case filed 7/9/97). Two individuals suing.

          ATCHESON V. R.J. REYNOLDS, ET AL., Case No. 97-31148-CICU, Circuit Court of the 7th Judicial Circuit, State of Florida, Volusia County (case filed 7/29/97). One individual suing.

          ATKINS V. R.J. REYNOLDS, ET AL., Case No. CI97-6597, Circuit Court of the 9th Judicial Circuit, State of Florida, Orange County (case filed 9/16/97). One individual suing.

          BAILEY, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 97-18056 CA15, Circuit Court of the 11th Judicial Circuit, State of Florida, Duval County (case filed 8/18/97). Two individuals suing.

          BARTLEY, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-11153, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 6/21/97). Two individuals suing.

          BLAIR V. R.J. REYNOLDS, ET AL., Case No. 97-31177, Circuit Court of the 7th Judicial Circuit, State of Florida, Volusia County (case filed 7/29/97). One individual suing.

          BLANK V. PHILIP MORRIS, ET AL., Case No. 97-05443, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 4/10/97). Two individuals suing.

          BOUCHARD V. PHILIP MORRIS, ET AL., Case No. 97-31347, Circuit Court of the 7th Judicial Circuit, State of Florida, Volusia County (case filed 6/2/97). Two individuals suing.

          BRONSTEIN, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-008769, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 6/10/97). Two individuals suing.

          BROWN V. BROWN & WILLIAMSON, ET AL., Case No. CI-97-5050, Circuit Court of the 9th Judicial Circuit, State of Florida, Orange County (case filed 9/16/97). Two individuals suing.

          BURNS, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 97-11175-27, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 4/3/98). One individual suing.

          CLARK V. LIGGETT GROUP INC., Case No. 95-3333-CA, Circuit Court of the 4th Judicial Circuit, State of Florida, Dade County (case filed 8/18/95). One individual suing. Liggett only defendant.

          COWART V. LIGGETT GROUP INC, ET AL., Case No.98-01483CA, Circuit Court of the 11th Judicial Circuit, State of Florida, Duval County (case filed 3/16/98). One individual suing.

          DAVIS, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 97-11145, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 7/21/97). One individual suing.

          DAVISON, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97008776, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 6/10/97). Two individuals suing.

          DE LA TORRE, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-11161, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 7/21/97). One individual suing.

          DELL V. PHILIP MORRIS, ET AL., Case No.97 1023-CA-10-A, Circuit Court of the 18th Judicial Circuit, State of Florida, Seminole County (case filed 7/29/97). One individual suing.

          DICK V. LIGGETT GROUP INC., ET AL., Case No. CI 97-4544, Circuit Court of the 9th Judicial Circuit, State of Florida, Orange County (case filed 8/21/97). Two individuals suing.

          DILL V. PHILIP MORRIS, ET AL., Case No. 97-05446, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 4/10/97). One individual suing.

          DOUGHERTY V. PHILIP MORRIS INC., ET AL., Case No. 1999 32074 CICI, Circuit Court, State of Florida, Volusia County (case filed 11/17/99). One individual suing.

          DOYLE, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-627-CA, Circuit Court of the 7th Judicial Circuit, State of Florida, Flagler County (case filed 9/16/97). Two individuals suing.

          DRISCOLL V. R.J. REYNOLDS, ET AL., Case No. 97 1049-CA-10, Circuit Court of the 18th Judicial Circuit, State of Florida, Seminole County (case filed 7/29/97). Two individuals suing.

          DUECKER V. LIGGETT GROUP INC., Case No. 98-03093 CA, Circuit Court of the 4th Judicial Circuit, State of Florida, Duval County (case filed 7/5/98). One individual suing. Liggett only defendant.

          EASTMAN V. BROWN & WILLIAMSON TOBACCO CORP., ET AL., Case No. 01-98-1348, Circuit Court of the 13th Judicial Circuit, State of Florida, Hillsborough County (case filed 3/11/98). One individual suing.

          FISCHETTI V. R.J. REYNOLDS, ET AL., Case No. CI 97-9792, Circuit Court of the 9th Judicial Circuit, State of Florida, Orange County (case filed 11/17/97). One individual suing.

          FLAKS, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-008750, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 6/10/97). Two individuals suing.

          GARRETSON, ET UX. V. R.J. REYNOLDS, ET AL., Case No. 97-32441 CICI, Circuit Court of the 7th Judicial Circuit, State of Florida, Volusia County (case filed 10/22/96). One individual suing.

          GOLDBERG, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 97-008780, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 6/10/97). Two individuals suing.

          GRAY, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 97-21657 CA 42, Circuit Court of the 11th Judicial Circuit, State of Florida, Putnam County (case filed 10/15/97). Two individuals suing.

          HABIB V. R.J. REYNOLDS, ET AL., Case No. 97-30960 CICI, Circuit Court of the 7th Judicial Circuit, State of Florida, Volusia County (case filed 7/10/97). One individual suing.

          HALEN V. R.J. REYNOLDS, ET AL., Case No. CL 96005308, Circuit Court of the 15th Judicial Circuit, State of Florida, Palm Beach County (case filed 6/19/96). One individual suing.

          HARRIS, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-1151, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 7/21/97). Two individuals suing.

          HART, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 9708781, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 6/10/97). One individual suing.

          HAYES, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 97-31007, Circuit Court of the 7th Judicial Circuit, State of Florida, Volusia County (case filed 6/30/97). Two individuals suing.

          HENIN V. PHILIP MORRIS, ET AL., Case No. 97-29320 CA 05, Circuit Court of the 11th Judicial Circuit, State of Florida, Dade County (case filed 12/26/97). One individual suing.

          HENNING. ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-11159, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 7/21/97). Two individuals suing.

          HITCHENS, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No.97008783, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 6/10/97).

          HUMPAL, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 97-10456 CIDL, Circuit Court of the 7th Judicial Circuit, State of Florida, Volusia County (case filed 6/30/97). Two individuals suing.

          KATZ V. BROWN & WILLIAMSON, ET AL., Case No. 95-15307-CA-01, USDC, Southern District of Florida (case filed 8/3/95). One individual suing. Plaintiff has dismissed all defendants except Liggett Group Inc.

          KALOUSTIAN V. LIGGETT GROUP INC., ET AL., Case No. 95-5498, Circuit Court for the 13th Judicial Circuit, State of Florida, Hillsborough County (case filed 8/28/95). Two individuals suing.

          KRUEGER, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No.
          96-1692-CIV-T-24A, USDC, Middle District of Florida (case filed 8/30/96). Two individuals suing.

          LAPPIN V. R.J. REYNOLDS, ET AL., Case No. 97-31371 CICI, Circuit Court of the 7th Judicial Circuit, State of Florida, Volusia County (case filed 6/2/97). One individual suing.

          LASCHKE, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 96-8131-CI-008, Circuit Court of the 6th Judicial Circuit, State of Florida, Pinellas County (case filed 12/20/96). Two individuals suing.

          LASS V. R.J. REYNOLDS, ET AL., Case No. 96-04469, Circuit Court of the 4th Judicial Circuit, State of Florida, Duval County (case filed 12/23/96). Two individuals suing.

          LEOMBRUNO, ET AL. V. PHILIP MORRIS, ET AL., Case No. CI 97-4540, Circuit Court of the 9th Judicial Circuit, State of Florida, Orange County (case filed 9/16/97). Two individuals suing.

          LEVINE V. R.J. REYNOLDS, ET AL., Case No. CL 95-98769 (AH), Circuit Court of the 15th Judicial Circuit, State of Florida, Palm Beach County (case filed 7/24/96). One individual suing.

          LOBLEY V. PHILIP MORRIS, ET AL., Case No. 97-1033-CA-10-L, Circuit Court of the 18th Judicial Circuit, State of Florida, Seminole County (case filed 7/29/97). Two individuals suing.

          LUSTIG, ET AL. V. BROWN & WILLIAMSON TOBACCO CO., ET AL., Case No. 97 11168, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 7/21/97). One individual suing.

          MAGLIARISI, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97008895, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 6/11/97). One individual suing.

          MANLEY, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 97-11173-27, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 4/3/98). Two individuals suing.

          MCMAHON V. R.J. REYNOLDS, ET AL., Case No. G-97-1391, Circuit Court of the 10th Judicial Circuit, State of Florida, Polk County (case filed 4/29/97). Two individuals suing.

          MEAGHER V. PHILIP MORRIS, ET AL., Case No. CI 97-4543, Circuit Court of the 9th Judicial Circuit, State of Florida, Orange County (case filed 5/22/97). Two individuals suing.

          MECKLER, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-03949-CA, Circuit Court of the 4th Judicial Circuit, State of Florida, Duval County (case filed 7/10/97). One individual suing.

          MULLIN V. PHILIP MORRIS, ET AL., Case No. 95-15287 CA 15, Circuit Court of the 11th Judicial Circuit, State of Florida, Dade County (case filed 11/7/95). One individual suing.

          MULLINS V. PHILIP MORRIS, ET AL., Case No. 97-4749-37, Circuit Court of the 9th Judicial Circuit, State of Florida, Orange County (case filed 9/16/97). Two individuals suing.

          O'ROURKE V. LIGGETT GROUP INC., ET AL., Case No. 97-31345-CICI, Circuit Court of the 7th Judicial Circuit, State of Florida, Volusia County (case filed 6/2/97). One individual suing.

          PEREZ, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No.
          96-1721-CIV-T-24B, USDC, Middle District of Florida (case filed 8/20/96). One individual suing.

          PHILLIPS V. R.J. REYNOLDS, ET AL., Case No. 97-31278, Circuit Court of the 7th Judicial Circuit, State of Florida, Volusia County (case filed 5/27/97). One individual suing.

          PIPOLO V. PHILIP MORRIS, ET AL., Case No. 97-05448, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 4/10/97). Two individuals suing.

          POYTHRESS V. R.J. REYNOLDS, ET AL., Case No. 97-30844, Circuit Court of the 7th Judicial Circuit, State of Florida, Volusia County (case filed 5/5/97). One individual suing.

          RAUCH, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-11144, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 7/21/97). Two individuals suing.

          RAWLS, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 97-01354 CA, Circuit Court of the 4th Judicial Circuit, State of Florida, Duval County (case filed 3/6/97). One individual suing.

          REBANE, ET AL. V, BROWN & WILLIAMSON, ET AL., Case No. CIO-00-0000750, Circuit Court, Orange County, Florida (case filed 2/1/00). Two individuals suing.

          REILLY, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-2468-CA, Circuit Court of the 5th Judicial Circuit, State of Florida, Lake County (case filed 10/22/97). Two individuals suing.

          RIX V. R.J. REYNOLDS, ET AL., Case No. 96-1778 CA, Circuit Court of the 4th Judicial Circuit, State of Florida, Duval County (case filed 4/29/96). One individual suing.

          SCHULTZ V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 99019898, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 11/24/99). One individual suing.

          SHAW, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-008755, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 6/10/97). Two individuals suing.

          SHIRA V. PHILIP MORRIS, ET AL., Case No. CI 97-4576, Circuit Court of the 9th Judicial Circuit, State of Florida, Orange County (case filed 5/30/97). Two individuals suing.

          SPOTTS V. R.J. REYNOLDS, ET AL., Case No. 97-31373 CICI, Circuit Court of the 4th Judicial Circuit, State of Florida, Volusia County (case filed 9/16/97). One individual suing.

          STAFFORD V. BROWN & WILLIAMSON, ET AL., Case No. 97-7732-CI-019, Circuit Court of the 6th Judicial Circuit, State of Florida, Pinellas County (case filed 11/14/97). One individual suing.

          STEWART V. R.J. REYNOLDS, ET AL., Case No. 97 2025 CA, Circuit Court of the 5th Judicial Circuit, State of Florida, Lake County (case filed 9/16/97). Two individuals suing.

          STRICKLAND, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 98-00764, Circuit Court of the 11th Judicial Circuit, State of Florida, Dade County (case filed 1/8/98). Two individuals suing.

          STROHMETZ V. PHILIP MORRIS, ET AL., Case No. 98-03787 CA, Circuit Court of the 4th Judicial Circuit, State of Florida, Duval County (case filed 7/16/98). One individual suing.

          SWANK-REICH V. BROWN & WILLIAMSON, ET AL., Case No. 97008782, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 6/10/97). One individual suing.

          THOMSON, BARRY, V. R.J. REYNOLDS, ET AL., Case No. 97-400-CA, Circuit Court of the 7th Judicial Circuit, State of Florida, Flagler County (case filed 9/2/97). One individual suing.

          THOMSON, EILEEN, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-11170, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 7/21/97). One individual suing.

          UFFNER V. PHILIP MORRIS, ET AL., Case No. 18142, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 12/31/96). Two individuals suing.

          VENTURA V. R.J. REYNOLDS TOBACCO CO., ET AL., Case No. 97-27024 CA
          (09), Circuit Court of the 11th Judicial Circuit, State of Florida, Dade County (case filed 11/26/97). One individual suing.

          WASHINGTON, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-10575 CIDL, Circuit Court of the 7th Judicial Circuit, State of Florida, Volusia County (case filed 9/16/97). Two individuals suing.

          WEIFFENBACH, ET UX. V. PHILIP MORRIS, ET AL., Case No.
          96-1690-CIV-T-24C, USDC, Middle District of Florida (case filed 8/30/96). Two individuals suing.

          WISCH V. LIGGETT GROUP INC., ET AL., Case No. 97-008759, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 6/10/97). One individual suing.

          YOUNG V. BROWN & WILLIAMSON, ET AL., Case No. 96-03566, Circuit Court of the 4th Judicial Circuit, State of Florida, Duval County (case filed 11/30/95). One individual suing.

          BROWN-JONES V. THE AMERICAN TOBACCO CO., ET AL., Case No. 98-RCCV-28, Superior Court of Georgia, Richmond County (case filed 1/13/98). Two individuals suing.

          POLSTON, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. !:99-CV-2958, USDC, Northern District, State of Georgia (case filed 11/15/99).Two individuals suing.

          DENBERG, ET AL. V. AMERICAN BRANDS, INC., ET AL., Case No.97L07963, USDC, Northern District of Illinois (case filed 8/13/97). Four individuals suing. (Formerly Daley).

          ROGERS V. R.J. REYNOLDS, ET AL., Case No. 49 D 02-9301-CT-0008, Superior Court of Indiana, Marion County (case filed 3/7/97). Two individuals suing.

          SUMPTER V. THE AMERICAN TOBACCO CO., ET AL., Case No. IP98-0401-C-M/G, USDC, District of Indiana, Marion County (case filed 2/26/98). 15 individuals suing.

          GRONBERG, ET AL. V. LIGGETT & MYERS, ET AL., Case No. LA-CV-080487, District Court, State of Iowa, Black Hawk County (case filed 3/30/98). Two individuals suing.

          KOBOLD, ET AL. V. BAT INDUSTRIES, ET AL., Case No. CL-77551, District Court, State of Iowa, Polk County (case filed 9/15/98). Two individuals suing.

          MASON V. AMERICAN BRANDS, INC., ET AL., Case No. CL7922, District Court, State of Iowa, Polk County (case filed 4/13/99). One individual suing.

          WRIGHT, ET AL. V. BROOKE GROUP LIMITED, ET AL., Case No. LA CV 05867, District Court, State of Iowa, Cerro Gordo County (case filed 11/10/99). Two individuals suing.

          ALEXANDER, ET UX V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 99-C-3975-A, 27th Judicial District Court, St. Landry Parish (case filed 9/27/99). Two individuals suing.

          BADON, ET UX. V. RJR NABISCO INC., ET AL., Case No. 10-13653, USDC, Western District of Louisiana (case filed 5/24/94). Six individuals suing.

          BIRD, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 507-532, 24th Judicial District Court, State of Louisiana, Jefferson Parish (case filed 4/10/97). Four individuals suing.

          BRAKEL, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 96-13672-D, USDC, Eastern District of Louisiana (case filed 8/30/96). Seven individuals suing.

          HEBERT, ET AL. V. UNITED STATES TOBACCO, ET AL., Case No. 96-2281, 14th Judicial District Court, State of Louisiana, Calcasieu Parish (case filed 5/8/96). Two individuals suing.

          HIGGINS, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 96-2205, USDC, Eastern District of Louisiana (case filed 6/1/96). One individual suing.

          JACKSON V. BROWN & WILLIAMSON TOBACCO CORP., ET AL., Case No. 97-441-C-MI, USDC, Middle District of Louisiana (case filed 7/3/97). One individual suing.

          KENNON V. BROWN & WILLIAMSON, ET AL., Case No. 98-586, USDC, Middle District of Louisiana (case filed 12/5/97). One individual suing.

          OSER V. THE AMERICAN TOBACCO CO., ET AL., Case No. 97-9293, Civil District of the Judicial District Court, State of Louisiana, Orleans Parish (case filed 5/27/97). One individual suing.

          PITRE, ET AL. V. R.J. REYNOLDS , ET AL., Case No. 97 CA 0059, 19th Judicial District Court, State of Louisiana, East Baton Rouge Parish (case filed 8/7/92). Five individuals suing.

          RACCA, ET AL. V. R.H. REYNOLDS, ET AL., Case No. 10-14999, 38th Judicial District Court, State of Louisiana, Cameron Parish (case filed 7/16/98). Eleven individuals suing.

          ADAMS V. THE TOBACCO INSTITUTE, INC., ET AL., Massachusetts, Demand Letter. One individual suing.

          ANDERSON V. R.J. REYNOLDS TOBACCO COMPANY, Case No. 99-2915, Superior Court of Massachusetts, Middlesex County (case filed 6/8/99). One individual suing.

          BAKOIAN, ESTATE OF MYDA V. R.J. REYNOLDS, ET AL., Case No. 98-3737, Superior Court of Massachusetts, Middlesex County (case filed 6/22/98). One individual suing.

          BOHL V. R.J. REYNOLDS TOBACCO CO., ET AL., Case No. 98-6195, Superior Court of Massachusetts, Middlesex County (case filed 12/18/98). One individual suing.

          BRANDANO V. THE TOBACCO INSTITUTE, INC., ET AL., Superior Court of Massachusetts, Middlesex County (case filed 8/25/98). One individual suing.

          CAMERON V. THE TOBACCO INSTITUTE, INC., ET AL., Case No. 98-4960, Superior Court of Massachusetts, Middlesex County (case filed 8/3/98). One individual suing.

          CARMICHAEL-FOLEY V. LOWNEY, ET AL., Case No. 98-3694, Superior Court of Massachusetts, Middlesex County (case filed 7/17/98). One individual suing.

          CURTIS V. R.J. REYNOLDS TOBACCO CO., ET AL., Case No. 98-4488, Superior Court of Massachusetts, Middlesex County (case filed 8/27/98). One individual suing.

          FEENEY V. R.J. REYNOLDS TOBACCO CO., ET AL., Case No. 98-4241, Superior Court of Massachusetts, Middlesex County (case filed 7/15/98). One individual suing.

          FRANCIS, ESTATE OF RALPH V. THE TOBACCO INSTITUTE, INC., ET AL., Case No. 98-4963, Superior Court of Massachusetts, Middlesex County (case filed 8/25/98). One individual suing.

          GORDON V. R.J. REYNOLDS TOBACCO CO., ET AL., Case No. 98-5417, Superior Court of Massachusetts, Middlesex County (case filed 8/10/98). One individual suing.

          GREBAUSKI V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 99-1063B, Superior Court of Massachusetts, Middlesex County (case filed 1/25/99). One individual suing.

          HARB V. THE TOBACCO INSTITUTE, INC., ET AL., Case No. 98-597, Superior Court of Massachusetts, Middlesex County (case filed 9/10/98). One individual suing.

          HISCOCK V. R.J. REYNOLDS TOBACCO CO., ET AL., Case No.98-446, Superior Court of Massachusetts, Middlesex County (case filed 7/15/98). One individual suing.

          JONES V. THE TOBACCO INSTITUTE, INC., ET AL., Case No. 98-4940, Superior Court of Massachusetts, Middlesex County (case filed 8/1/98). One individual suing.

          MAIENZA V. THE TOBACCO INSTITUTE, INC., ET AL., Case No. 98-4888, Superior Court of Massachusetts, Middlesex County (case filed 8/25/98). Two individuals suing.

          MCKENNEY, ET AL. V. R.J. REYNOLDS TOBACCO CO., ET AL., Case No. 98-3910, Superior Court of Massachusetts, Middlesex County (case filed 7/27/98). One individual suing.

          MONTY V. HARVARD PILGRIM HEALTH CARE, ET AL., Demand Letter. Superior Court, Massachusetts.

          MULCAHY V. THE TOBACCO INSTITUTE, INC., ET AL., Case No. 98-5208, Superior Court of Massachusetts, Middlesex County (case filed 9/5/98). One individual suing.

          ESTATE OF ETTA NYSKO, ET AL. V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., Demand letter and draft complaint, Superior Court of Massachusetts, Middlesex County. Three individual suing.

          PISCIONE V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., Demand letter and draft complaint, Superior Court of Massachusetts, Middlesex County. One individual suing.

          REEDY, ESTATE OF MARIE, ET AL. V. R.J. REYNOLDS TOBACCO CO., ET AL., Case No. 98-5056, Superior Court of Massachusetts, Middlesex County (case filed 8/13/98). One individual suing.

          SATCHELL V. THE TOBACCO INSTITUTE, INC., ET AL., Demand Letter. Superior Court, Massachusetts.

          SEMPRUCCI V. R.J. REYNOLDS TOBACCO CO., ET AL., Case No. 98-6268, Superior Court of Massachusetts, Middlesex County (case filed 12/21/98). One individual suing.

          TENERILLO V. R.J. REYNOLDS TOBACCO CO., ET AL., Case No. 98-4214, Superior Court of Massachusetts, Middlesex County (case filed 7/14/98). One individual suing.

          WEST V. THE TOBACCO INSTITUTE, INC., ET AL., Massachusetts. Demand letter. One individual suing.

          WOLF V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 99-01260, Superior Court of Massachusetts, Norfolk County (case filed 9/1/99). One individual suing.

          VARGHESSE V. R.J. REYNOLDS TOBACCO CO., ET AL., Case No. 98-6124, Superior Court of Massachusetts, Middlesex County (case filed 12/17/98). One individual suing.

          VARNEY V. R.J. REYNOLDS TOBACCO CO., ET AL., Case No. 98-5835, Superior Court of Massachusetts, Middlesex County (case filed 10/27/98). One individual suing.

          WAJDA V. R.J. REYNOLDS TOBACCO CO., ET AL., Case No. 98-4959, Superior Court of Massachusetts, Middlesex County (case filed 7/17/98). One individual suing.

          WALECKI V. R. J. REYNOLDS, ET AL., Case No. 00-081, Superior Court of Massachusetts, Middlesex County. One individual suing.

          WATT V. LIGGETT GROUP INC., ET AL., Case No. 98-5499, USDC, District of Massachusetts (case filed 8/18/98). One individual suing.

          WHITING V. LIGGETT GROUP, INC., ET AL., Case No. 98-5026, Superior Court of Massachusetts, Middlesex County (case filed 9/4/98). One individual suing.

          WOODS, ESTATE OF HELEN V. THE TOBACCO INSTITUTE, INC., ET AL., Case No. 98-5721, Superior Court of Massachusetts, Middlesex County (case filed 11/18/98). One individual suing.

          WOODS, JOSEPH V. THE TOBACCO INSTITUTE, INC., ET AL., Case No. 98-5723, Superior Court of Massachusetts, Middlesex County (case filed 11/18/98). One individual suing.

          BLYTHE V. RAPID AMERICAN CORPORATION, ET AL., Case No. CI 96-0080-AS, Circuit Court, State of Mississippi, Jackson County (case filed 9/23/96). One individual suing.

          BUTLER, ESTATE OF BURL V. PHILIP MORRIS, ET AL., Case No. 94-5-53, Circuit Court of the 2nd Judicial District, State of Mississippi, Jones County (case filed 5/12/94). One individual suing.

          ESTATE OF ED DOSS, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 99-0108, Circuit Court, State of Mississippi, Jefferson County (case filed 8/17/99). Nine individuals suing. Liggett has not been served .

          EVANS V. PHILIP MORRIS, ET AL., Case No. 97-0027, Circuit Court of the 1st Judicial District, State of Mississippi, Jasper County (case filed 6/10/97). One individual suing.

          ROSE V. R.J. REYNOLDS, ET AL., Case No. 2:98 CV 132, USDC, Northern District of Mississippi (case filed 7/30/98). One individual suing.

          GATLIN V. THE AMERICAN TOBACCO CO., ET AL., Case No. 982-10021, Circuit Court, State of Missouri, City of St. Louis (case filed 1/19/99). One individual suing.

          MUMIN V, PHILIP MORRIS, ET AL., Case No. 4:99CV-03005, USDC, District Court of Nebraska (case filed 7/5/99). Eleven individuals suing.

          MURPHY V. THE AMERICAN TOBACCO CO., ET AL., Case No. CV-S-98-00021-HDM
          (RJJ), USDC, Southern District of Nevada (case filed 1/6/98). One individual suing. Liggett has not yet been served.

          HAINES (ETC.) V. LIGGETT GROUP INC., ET AL., Case No. C 6568-96B, USDC, District of New Jersey (case filed 2/2/94). One individual suing.

          ALTMAN, ET AL. V. FORTUNE BRANDS, INC., ET AL., Case No. 97-123521, Supreme Court of New York, New York County (case filed 12/16/97). Seven individuals suing.

          ANDERSON, ET AL. V. FORTUNE BRANDS, INC., ET AL., Case No. 42821-97, Supreme Court of New York, Kings County (case filed 11/13/97). Six individuals suing.

          ARNETT, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 109416/98, Supreme Court of New York, New York County (case filed 5/29/98). Nine individuals suing.

          BELLOWS, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 122518/97, Supreme Court of New York, New York County (case filed 11/26/97). Five individuals suing.

          BRAND, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. 29017/98, Supreme Court of New York, Kings County (case filed 12/21/98). Two individuals suing.

          CAIAZZO, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 13213/97, Supreme Court of New York, Richmond County (case filed 10/27/97). Six individuals suing.

          CAMERON V. THE AMERICAN TOBACCO CO., ET AL., Case No. 019125/97, Supreme Court of New York, Nassau County (case filed 7/18/97). Five individuals suing.

          CANAAN V. PHILIP MORRIS INC., ET AL., Case No. 105250/98, Supreme Court of New York, New York County (case filed 3/24/98). One individual suing.

          CARLL, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 112444/97, Supreme Court of New York, New York County (case filed 8/12/97). Five individuals suing.

          CAVANAGH, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No.11533/97, Supreme Court of New York, Richmond County (case filed 4/23/97). Two individuals suing.

          COLLINS, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 08322/97, Supreme Court of New York, Westchester County (case filed 7/2/97). Nine individuals suing.

          CONDON, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 108902/97, Supreme Court of New York, New York County (case filed 2/4/97). Seven individuals suing.

          CRANE, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No.106202-97, USDC, Southern District of New York (case filed 4/4/97). Four individuals suing.

          CREECH, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 106202-97, Supreme Court of New York, Richmond County (case filed 1/14/97). Four individuals suing.

          CRESSER, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 36009/96, Supreme Court of New York, Kings County (case filed 10/4/96). Two individuals suing.

          DA SILVA, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No.106095/97, Supreme Court of New York, New York County (case filed 1/14/97). Six individuals suing.

          DOMERACKI V. PHILIP MORRIS, ET AL., Case No. 98/6859, Supreme Court of New York, Erie County (case filed 8/3/98). One individual suing.

          DOUGHERTY, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 97-09768, Supreme Court of New York, Suffolk County (case filed 4/18/97). Two individuals suing.

          DZAK, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 26283/96, Supreme Court of New York, Queens County (case filed 12/2/96). Five individuals suing.

          EVANS, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 28926/96, Supreme Court of New York, Kings County (case filed 8/23/96). Two individuals suing.

          FINK, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 110336/97 Supreme Court of New York, New York County (case filed 4/25/97). Six individuals suing.

          GOLDEN, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 112445/97, Supreme Court of New York, New York County (case filed 8/11/97). Six individuals suing.

          GRECO, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 15514-97, Supreme Court of New York, Queens County (case filed 7/18/97). Three individuals suing.

          GRUDER , ET AL. V. FORTUNE BRANDS, INC., ET AL., Case No.48487/97, Supreme Court of New York, New York County (case filed 12/8/97). Four individuals.

          GUILLOTEAU, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 46398/97, Supreme Court of New York, Kings County (case filed 11/26/97). Four individuals suing.

          HANSEN, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No.97-26291, Supreme Court of New York, Suffolk County (case filed 4/12/97). Six individuals suing.

          HELLEN, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 28927/96, Supreme Court of New York, Kings County (case filed 8/23/96). Two individuals suing.

          INZERILLA, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 11754/96, Supreme Court of New York, Queens County (case filed 7/16/96). Two individuals suing.

          JAUST, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 116249/97, Supreme Court of New York, New York County (case filed 10/14/97). Ten individuals suing.

          JULIANO, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 12470/97, Supreme Court of New York, Richmond County (case filed 8/12/96). Four individuals suing.

          KEENAN, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 116545-97, Supreme Court of New York, New York County (case filed 10/6/97). Eight individuals suing.

          KESTENBAUM, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 109350/97, Supreme Court of New York, New York County (case filed 6/4/97). Eight individuals suing.

          KNUTSEN, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 36860/96, Supreme Court of New York, Kings County (case filed 4/25/97). Two individuals suing.

          KOTLYAR, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 28103/97, Supreme Court of New York, Queens County (case filed 11/26/97). Five individuals suing.

          KRISTICH, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 96-29078, Supreme Court of New York, Suffolk County (case filed 10/12/97). Two individuals suing.

          KROCHTENGEL V. THE AMERICAN TOBACCO CO., ET AL., Case No. 24663/98, Supreme Court of New York, Kings County (case filed 7/15/98). One individual suing.

          LABROILA, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 97-12855, Supreme Court of New York, Suffolk County (case filed 7/20/97). Four individuals suing.

          LEHMAN, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 112446/97, Supreme Court of New York, New York County (case filed 8/11/97). One individual suing.

          LEIBSTEIN, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 97-019145, Supreme Court of New York, Nassau County (case filed 7/25/97). Six individuals suing.

          LEIDERMAN, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 22691/97, Supreme Court of New York, Kings County (case filed 7/23/97). Three individuals suing.

          LENNON, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 120503/97, Supreme Court of New York, New York County (case filed 11/19/97). Seven individuals suing.

          LE PAW V. B.A.T. INDUSTRIES, ET AL., Case No. 17695-96, USDC, Southern District of New York (case filed 8/14/96). Four individuals suing.

          LEVINSON, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 13162/97, Supreme Court of New York, Kings County (case filed 4/17/97). Seven individuals suing.

          LIEN, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 97-9309, Supreme Court of New York, Suffolk County (case filed 4/28/97). Two individuals suing.

          LITKE, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 15739/97, Supreme Court of New York, Kings County (case filed 5/1/97). Five individuals suing.

          LOHN V. LIGGETT GROUP INC., ET AL., Case No. 105249/98, Supreme Court of New York, New York County (case filed 3/26/98). One individual suing.

          LOMBARDO, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 16765/97, Supreme Court of New York, Nassau County (case filed 6/6/97). Five individuals suing.

          LONG, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 22574-97, Supreme Court of New York, Bronx County (case filed 10/22/97). Four individuals suing.

          LOPARDO, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 027182/97, Supreme Court of New York, Nassau County (case filed 10/27/97). Six individuals suing.

          LUCCA, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 3583/97, Supreme Court of New York, Kings County (case filed 1/27/97). Two individuals suing.

          LYNCH, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 117244/97, Supreme Court of New York, New York County (case filed 10/22/97). Five individuals suing.

          MAGNUS V. FORTUNE BRANDS, INC., ET AL., Case No. CV-98-3441, USDC, Eastern District of New York (case filed 5/6/98). Three individuals suing.

          MAISONET, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 17289/97, Supreme Court of New York, Kings County (case filed 5/20/97). Three individuals suing.

          MARGOLIN, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 120762/96, Supreme Court of New York, New York County (case filed 11/22/96). One individual suing.

          MARTIN, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 15982-97, Supreme Court of New York, Queens County (case filed 7/18/97). Three individuals suing.

          MCGUINNESS, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 112447/97, Supreme Court of New York, New York County (case filed 7/28/97). Six individuals suing.

          MCLANE, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 11620/97, Supreme Court of New York, Richmond County (case filed 5/13/97). Four individuals suing.

          MEDNICK, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 29140/1997, Supreme Court of New York, Kings County (case filed 9/19/97). Eight individuals suing.

          MISHK, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 108036/97, Supreme Court of New York, New York County (case filed May 1, 1997). Five individuals suing.

          MOREY V. PHILIP MORRIS, ET AL., Case No. I1998/9921, Supreme Court of New York, Erie County (case filed 10/30/98). Two individuals suing.

          NEWELL, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 97-25155, Supreme Court of New York, New York County (case filed 10/3/97). Six individuals suing.

          NOCIFORO, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 96-16324, Supreme Court of New York, Suffolk County (case filed 7/12/96). One individual suing.

          O'HARA, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 103095/98, Supreme Court of New York, New York County (case filed 2/23/98). Two individuals suing.

          ORNSTEIN V. PHILIP MORRIS, ET AL., Case No. 117548/97, Supreme Court of New York, New York County (case filed 9/29/97). One individual suing.

          PEREZ, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 26347/97, Supreme Court of New York, Kings County (case filed 8/26/97). Seven individuals suing.

          PERRI, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 029554/97, Supreme Court of New York, Nassau County (case filed 11/24/97). Six individuals suing.

          PICCIONE, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 34371/97, Supreme Court of New York, Kings County (case filed 10/27/97). Five individuals suing.

          PORTNOY, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 16323/96, Supreme Court of New York, Suffolk County (case filed 7/16/96). Two individuals suing.

          REITANO, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 28930/96, Supreme Court of New York, Kings County (case filed 8/22/96). One individual suing.

          RICO, ET AL. V. THE AMERICAN TOBACCO COMPANY STATE OF NEW YORK, ET AL., Case No. 120693/98, Supreme Court of New York, New York County (case filed 11/16/98). Nine individuals suing.

          RINALDI, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 48021/96, Supreme Court of New York, Kings County (case filed 12/11/96). Five individuals suing.

          ROSE, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 122131/96, Supreme Court of New York, New York County (case filed 12/18/96). Eight individuals suing.

          ROSEFF V. THE AMERICAN TOBACCO CO., ET AL., Case No. 123143/97, Supreme Court of New York, New York County (case filed 12/10/97). One individual suing.

          RUBINOBITZ, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 15717/97, Supreme Court of New York, Nassau County (case filed 5/28/97). Five individuals suing.

          SCHULHOFF, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 23737-97, Supreme Court of New York, Queens County (case filed 11/21/97). Six individuals suing.

          SCHWARTZ, IRWIN V. THE AMERICAN TOBACCO CO., ET AL., Case No.14841/97, Supreme Court of New York, Nassau County (case filed 5/19/97). One individual suing.

          SCHWARTZ, PEARL V. THE AMERICAN TOBACCO CO., ET AL., Case No.47239/96, Supreme Court of New York, Kings County (case filed 12/2/96). One individual suing.

          SENZER, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 11609/97, Supreme Court of New York, Queens County (case filed 5/13/97). Eight individuals suing.

          SHAPIRO, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 111179/97, Supreme Court of New York, New York County (case filed 7/21/96). Four individuals suing.

          SIEGEL, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No.36857/96, Supreme Court of New York, Kings County (case filed 10/8/96). Two individuals suing.

          SILVERMAN, ET AL. V. LORILLARD TOBACCO COMPANY., ET AL., Case No. 11328/99, Supreme Court of New York, Kings County (case filed 7/9/99) Five individuals suing.

          SMITH, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 020525/97, Supreme Court of New York, Queens County (case filed 9/19/97). Eight individuals suing.

          SOLA, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 18205/96, Supreme Court of New York, Bronx County (case filed 7/16/96). Two individuals suing.

          SPRUNG, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 16654/97, Supreme Court of New York, Kings County (case filed 5/14/97). Ten individuals suing.

          STANDISH, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 18418-97, Supreme Court of New York, Bronx County (case filed 7/28/97). Five individuals suing.

          VALENTIN, ET AL. V. FORTUNE BRANDS, INC., ET AL., Case No. 019539/97, Supreme Court of New York, Queens County (case filed 9/16/97). Seven individuals suing.

          WALGREEN, ET AL. V. THE AMERICAN TOBACCO, ET AL., Case No. 109351/97, Supreme Court of New York, New York County (case filed 5/23/97). Eight individuals suing.

          WERNER, ET AL. V. FORTUNE BRANDS, INC., ET AL., Case No. 029071-97, Supreme Court of New York, Queens County (case filed 12/12/97). Four individuals suing.

          ZARUDSKY, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 15773-97, Supreme Court of New York, New York County (case filed 5/28/97). Six individuals suing.

          ZIMMERMAN, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Supreme Court of New York, Queens County (case filed 1997).

          ZUZALSKI, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 001378/97, Supreme Court of New York, Queens County (case filed 4/3/97). Seven individuals suing.

          WILSON, ET AL. V. LIGGETT & MYERS, ET AL., USDC, Middle District Court, North Carolina. One individual suing.

          TOMPKIN, ET AL. V. AMERICAN BRANDS, ET AL., Case No. 5:94 CV 1302, USDC, Northern District of Ohio (case filed 7/25/94). One individual suing.

          BUSCEMI V. BROWN & WILLIAMSON, ET AL., Case No. 002007, Court of Common Pleas, Philadelphia County (case filed 9/21/99). Two individuals suing.

          CAMPANELLA, ET AL. V. LORILLARD TOBACCO COMPANY, ET AL., Cane No. 003575, Court of Common Pleas, Philadelphia County, PA (case filed 1/31/00). Two individuals suing.

          HALL V. R.J. REYNOLDS TOBACCO CO., ET AL., Case No. 4:97-CV-01723, USDC, Middle District of Pennsylvania (case filed 2/18/98). One individual suing.

          TANTUM V. AMERICAN TOBACCO CO., ET AL., Case No. 3762, Court of Common Pleas, Philadelphia County (case filed 1/26/99). Two individuals suing.

          TAYLOR V. BROWN & WILLIAMSON TOBACCO CORPORATION, ET AL., Case No. 004378, Court of Common Pleas, Philadelphia County (case filed 12/13/99). One individual suing.

          BROWN V. BROWN & WILLIAMSON TOBACCO CORP., ET AL., Case No. 98-5447, Superior Court of Rhode Island (case filed 10/30/98). One individual suing.

          NICOLO V. PHILIP MORRIS, ET AL., Case No. 96-528 B, USDC, District of Rhode Island (case filed 9/24/96). One individual suing.

          LABELLE V. BROWN & WILLIAMSON TOBACCO CORP., ET AL., Case No. 2-98-1879-23, USDC, District of South Carolina (case filed 11/4/98). One individual suing.

          LITTLE V. BROWN & WILLIAMSON, ET AL., Case No. 98-CD-10-2156, USDC, District of South Carolina (case filed 6/26/98). Two individuals suing.

          PERRY, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 2-473-95, Circuit Court, State of Tennessee, Knox County (case filed 7/20/95). One individual suing.

          ADAMS V. BROWN & WILLIAMSON, ET AL., Case No. 96-17502, District Court of the 164th Judicial District, State of Texas, Harris County (case filed 4/30/96). One individual suing.

          BURLESON ET AL. V. LIGGETT GROUP, INC., ET AL., Case No. 9:99CV233, USDC, Eastern District (case filed 9/10/99). Two individuals suing.

          BUSH, ET AL. V. PHILIP MORRIS, ET AL., Case No. 597CV180, USDC, Eastern District of Texas (case filed 9/22/97). Two individuals suing. This case currently is stayed.

          COLE, ET AL. V. THE TOBACCO INSTITUTE, ET AL., Case No. 1:97CV0256, USDC, Eastern District of Texas (case filed 5/12/97). Two individuals suing.

          COLUNGA V. AMERICAN BRANDS, INC., ET AL., Case No. C-97-265, USDC, Southern District of Texas (case filed 4/17/97) . One individual suing.

          DIESTE V. PHILIP MORRIS, ET AL., Case No.597CV117, USDC, Eastern District of Texas (case filed 11/3/97). Two individuals suing.

          HALE, ET AL. V. AMERICAN BRANDS, INC., ET AL., Case No. C-6568-96B, District Court of the 93rd Judicial District, State of Texas, Hidalgo County (case filed 1/30/97). One individual suing.

          HAMILTON, ET AL. V. BGLS, INC., ET AL., Case No. C 70609 6 D, USDC, Southern District of Texas (case filed 2/26/97). Five individuals suing.

          HARRIS, ET AL. V. KOCH REFINING CO., ET AL., Case No. 98-03426-00-0-G, District Court of Texas, 319th Judicial District (case Filed 6/10/99). Three individuals suing.

          HODGES, ET VIR V. LIGGETT GROUP, INC., ET AL., Case No. 8000*JG99, District Court of Texas, Brazoria County, Texas 239th Judicial District (case filed 5/5/99). Two individuals suing.

          LUNA V. AMERICAN BRANDS, ET AL., Case No. 96-5654-H, USDC, Southern District of Texas (case filed 2/18/97). One individual suing.

          MCLEAN, ET AL. V. PHILIP MORRIS, ET AL., Case No. 2-96-CV-167, USDC, Eastern District of Texas (case filed 8/30/96). Three individuals suing.



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          MIRELES V. AMERICAN BRANDS, INC., ET AL., Case No. 966143A, District
          Court of the 28th Judicial District, State of Texas, Nueces County (case filed 2/14/97). One individual suing.

          MISELL, ET AL. V. AMERICAN BRANDS, ET AL., Case No. 96-6287-H, District Court of the 347th Judicial District, State of Texas, Nueces County (case filed 1/3/97). Four individuals suing.

          RAMIREZ V. AMERICAN BRANDS, INC., ET AL., Case No. M-97-050, USDC, Southern District of Texas (case filed 12/23/96). One individual suing.

          SANCHEZ V. AMERICAN BRANDS, ET AL., Case No. 97-04-35562, USDC, Southern District of Texas (case filed 7/22/97). Two individuals suing.

          THOMPSON, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-2981-D, District Court of the 105th Judicial District, State of Texas, Nueces County (case filed 12/15/97). Two individuals suing.

          WEINGARTEN V. THE LIGGETT GROUP INC., Case No. 98-1541, USDC, Western District of Vermont (case filed 7/19/97). One individual suing. Liggett only defendant.

          VAUGHAN V. MARK L. EARLEY, ET AL., Case No. 760 CH 99 K 00011-00, Circuit Court, State of Virginia, Richmond (case filed 1/8/99). One individual suing.

          ALLEN, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. 98-C-2337 through 2401, Circuit Court, State of West Virginia, Kanawha County (case filed 10/1/98). 118 individuals suing.

          ANDERSON, ET AL. V. PHILIP MORRIS, ET AL., Case No.98-C-1773 through 1799, Circuit Court, State of West Virginia, Kanawha County (case filed 7/31/98). 50 individuals suing.

          BALL V. LIGGETT & MYERS INC., ET AL., Case No. 2:97-0867, USDC, Southern District of West Virginia (case filed 5/1/98). One individual suing.

          BISHOP, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 97-C-2696 through 2713, Circuit Court, State of West Virginia, Kanawha County (case filed 10/28/98). One individual suing.

          HISSOM, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 97-C-1479, Circuit Court, State of West Virginia, Kanawha County (case filed 9/13/97). Two individuals suing.

          HUFFMAN V. THE AMERICAN TOBACCO CO., ET AL., Case No. 98-C-276, Circuit Court, State of West Virginia, Kanawha County (case filed 2/13/98). Two individuals suing.

          JIVIDEN V. THE AMERICAN TOBACCO CO., ET AL., Case No. 98-C-278, Circuit Court, State of West Virginia, Mason County (case filed 1/19/99). Two individuals suing.

          NEWKIRK, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 98-C-1699, Circuit Court, State of West Virginia, Kanawha County (case filed 7/22/98). One individual suing.

          FLOYD V. STATE OF WISCONSIN, ET AL., Case No. 99 CV 001125, Circuit Court, State of Wisconsin, Milwaukee County (case filed 2/10/99). One individual suing.



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          HEREK, ET AL. V. STATE OF WISCONSIN, ET AL., Case No. 99CV2644,
          Circuit Court, State of Wisconsin, Dane County (case filed 11/5/99). Three individuals suing.

V. ACTIONS CHALLENGING MSA

          PTI, INC., ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 99-08235 NM, USDC, Central District of California (case filed 8/13/99). Plaintiffs seek damages, declaratory, equitable, injunctive relief and to invalidate the Master Settlement Agreement between the largest manufacturers of cigarettes in the United States and the Attorneys General of forty-six states and the settlement entered into by the State of Texas settlement.

          HISE, ET AL. V. PHILIP MORRIS, ET AL., Case No. 98 CV 947 C (E), USDC, Northern District of Oklahoma (case filed 12/15/98). Two individuals suing. Price-fixing action concerning price increases resulting from the M.S.A.

VI. PRICE FIXING CASES

          GRAY, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. C2000 0781, Superior Court, Pima County, Arizona (case filed 2/11/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Arizona.

          GREER, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 309826, Superior Court, San Francisco (case filed 3/9/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

          MUNOZ, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 309834, Superior Court, San Francisco City and County, California (case filed 2/9/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

          PEIRONA, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 310283, Superior Court, San Francisco City and County, California (case filed 2/28/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

          AMSTERDAM TOBACCO CORP., ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No.1: 00CV0460, USDC, District of Columbia (case filed 3/6/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the United States and elsewhere in the world

          BARNES, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 00-0000954, Superior Court, District of Columbia (case filed 2/10/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the District of Columbia.

          BUFFALO TOBACCO PRODUCTS, INC., ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 1:00CV00224, USDC, District of Columbia (case filed 2/8/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the United States.

          FAHERTY, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Superior Court, Maine (case filed 2/16/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Maine.




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          DEL SERRONE, ET AL. V. PHILIP MORRIS COMPANIES, INC., Case No.
          00-004035 CZ, Circuit Court, Wayne County, Michigan (case filed 2/8/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Michigan.

          LUDKE, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. MC 00-001954District Court, Hennepin County, Minnesota (case filed 2/15/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Minnesota.

          ROWLEN, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 3:00CV119WS, USDC, Southern District, Mississippi. In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Mississippi.

          ROMERO, ET AL. V. PHILIP MORRIS COMPANIES, INC. ET AL., Case No. D0117 CV-00000462 District Court, Rio Arriba County, New Mexico(case filed 2/11/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of New Mexico.

          ROG-GLO, LTD., ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Index No. 00CIV 1255, USDC, Southern District, New York (case filed 2/22/00). In this class action plaintiff alleges that the defendants conspired to fix, raise, stabilize or maintain prices for cigarettes in the United States and elsewhere in the world.

          LENNON, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Index No. 102396, Supreme Court of New York, New York County, New York ( case filed 2/9/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of New York.

          SHAFER, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 00-C-1107, District Court, Morton County, North Dakota (case filed 2/16/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of North Dakota.

          BRENDA VETTER, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Circuit Court, Hughes County, South Dakota (case filed 2/16/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of South Dakota.

          WITHERS, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 17, 194-I, Circuit Court, Jefferson County, Tennessee (case filed 2/9/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Tennessee.

          QUICKLE, ET, AL. V. PHILIP MORRIS, ET AL., Case No. 90-C-28-RI, Circuit Court, State of West Virginia, Brooke County. In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of West Virginia.

          CUSATIS V, PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 00CV001359, Circuit Court, Milwaukee County, Wisconsin (case filed 2/28/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Wisconsin.



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